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                                                                      Exhibit 23

                          INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in the Registration Statement of M & F Bancorp, Inc. on Form S-8 of our report dated January 11, 2002, incorporated by reference in the Annual Report on Form 10-KSB of M&F Bancorp, Inc. for the year ended December 31, 2001.

/s/ DELOITTE & TOUCHE LLP
Raleigh, North Carolina
March 26, 2002

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